LIMITED PARTNERS' EQUITY	6 Months Ended
Jun. 30, 2023
Disclosure of limited partners equity [Abstract]
LIMITED PARTNERS' EQUITY	LIMITED PARTNERS' EQUITY
Limited partners’ equity
On June 16, 2023, Brookfield Renewable completed the issuance of 8,200,000 LP Units and 7,430,000 BEPC Exchangeable shares on a bought deal basis at a price of $30.35 per LP Unit and $33.80 per BEPC Exchangeable Share for gross proceeds of $500 million. Concurrently, a subsidiary of Brookfield Reinsurance purchased 5,148,270 LP units at the LP unit offering price (net of underwriting commission). The aggregate gross proceeds of the offering and the concurrent private placement was approximately $650 million. Brookfield Renewable incurred $20 million in related transaction costs inclusive of fees paid to underwriters.
As at June 30, 2023, 288,846,874 LP units were outstanding (December 31, 2022: 275,358,750 LP units) including 73,897,686 LP units (December 31, 2022: 68,749,416 LP units) held by Brookfield. Brookfield owns all general partnership interests in Brookfield Renewable representing a 0.01% interest.
During the three and six months ended June 30, 2023, 65,160 and 137,279 LP units, respectively (2022: 78,327 and 147,192 LP units, respectively) were issued under the distribution reinvestment plan at a total cost of $2 million and $4 million, respectively (2022: $3 million and $6 million, respectively).
During the three and six months ended June 30, 2023, shareholders of BEPC exchangeable shares exchanged 833 and 2,575 exchangeable shares, respectively (2022: 4,743 and 8,084 exchangeable shares, respectively) for an equivalent number of LP units amounting to less than $1 million (2022: less than $1 million).
As at June 30, 2023, Brookfield Corporation’s direct and indirect interest of 313,199,460 LP units, 5,148,270 LP units owned by a subsidiary of Brookfield Reinsurance Limited, Redeemable/Exchangeable partnership units and BEPC exchangeable shares represents approximately 47% of Brookfield Renewable on a fully-exchanged basis and the remaining approximate 53% is held by public investors.
On an unexchanged basis, Brookfield Corporation holds a 26% direct limited partnership interest in Brookfield Renewable, a 40% direct interest in BRELP through the ownership of Redeemable/Exchangeable partnership units, a 1% direct GP interest in BRELP and a 25% direct interest in the exchangeable shares of BEPC as at June 30, 2023.
In December 2022, Brookfield Renewable renewed its normal course issuer bid in connection with its LP units and outstanding BEPC exchangeable shares. Brookfield Renewable is authorized to repurchase up to 13,764,352 LP units and 8,610,905 BEPC exchangeable shares, representing 5% of each of its issued and outstanding LP units and BEPC exchangeable shares. The bids will expire on December 15, 2023, or earlier should Brookfield Renewable complete its repurchases prior to such date. There were no LP units or BEPC exchangeable shares repurchased during the three and six months ended June 30, 2023 and 2022.
Distributions
The composition of distributions for the three and six months ended June 30 are presented in the following table:

	Three months ended June 30		Six months ended June 30
(MILLIONS)	2023	2022	2023	2022
Brookfield	$23	$22	$47	$45
External LP unitholders	69	66	142	134
	$92	$88	$189	$179
In February 2023, Unitholder distributions were increased to $1.35 per LP unit on an annualized basis, an increase of $0.07 per LP unit, which took effect with the distribution paid in March 2023.
Distributions paid during the three and six months ended June 30, 2023 totaled $91 million and $182 million (2022: $85 million and $174 million).